Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO RESEARCH COLLABORATION AGREEMENT

This Amendment No. 1 to Research Collaboration Agreement (this “Amendment No. 1”) is entered into as of this 1st day of May, 2017 (the “Amendment No. 1 Effective Date”), by and between is entered into by and between President and Fellows of Harvard College, a charitable corporation of Massachusetts having an office at Richard A. and Susan F. Smith Campus Center, Suite 727, 1350 Massachusetts Avenue, Cambridge, Massachusetts 02138 (“Harvard”), and ReWalk Robotics, Ltd. a company existing under the laws of the State of Israel, having a place of business at 200 Donald Lynch Blvd., Marlborough, MA 01752 (“Company”). Harvard and Company each shall be referred to herein as a “Party” and together as the “Parties.”

WHEREAS, Harvard and Licensee entered into a Research Collaboration Agreement dated as of May 16, 2016 (the “RCA” or “Agreement”); and

WHEREAS, Harvard and Licensee desire to amend the RCA as set forth below in accordance with Section 10.9 of the RCA.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

I.	Amendment.

A.	Harvard Materials. The RCA is hereby amended by adding new Sections 2.5 and 2.6 as follows:

“2.5     Harvard Materials. During the Research and upon Company’s written request, Harvard may transfer the materials specified in a fully-executed “Material Transfer Record” in the form attached hereto as Exhibit C (each, an “MTR”) to Company, but only to Company’s business locations in the U.S. (Marlborough, MA) and Israel and such other locations as are mutually agreed upon by the Parties. Such materials together with all derivatives and modifications thereof, whether made by Harvard or Company, shall be deemed “Harvard Materials” for purposes of this Agreement. Harvard hereby represents and warrants that it owns or has all necessary rights to transfer such Harvard Materials to Company for the purposes contemplated by this Agreement and, as between the Parties, to the extent that Harvard owns any right, title and interest, including, but not limited to, intellectual property rights, in and to Harvard Materials, Company agrees that Harvard shall retain all such rights after such transfer. Company shall use Harvard Materials solely for the purpose of performing the Research (which includes obtaining user feedback at trade shows anywhere in the world; provided, however, that Company may display and demonstrate at such trade shows only those Harvard Materials which have not been deemed “Confidential Information” (or otherwise restricted under its MTR)), provided, however, that Harvard Materials shall not be used by Company in humans or for testing of humans for any purpose until the Parties receive in writing all necessary Institutional Review Board (“IRB”) or other approvals required for the Harvard Materials to be included in such human tests. Company shall not reverse engineer Harvard Materials nor undertake any additional analyses thereof, chemical or biological, including, without limitation, any attempt to determine the composition, formula, structure or properties of Harvard Materials, without the express written permission of Harvard. Company shall not sell or transfer or export Harvard Materials to any third person or entity without Harvard’s prior written consent. Company shall comply with all applicable laws and regulations in the use of Harvard Materials; specifically, it shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce, and Company hereby agrees to bear sole responsibility for any violation by Company of such laws and regulations. For clarity (and without limiting any rights or licenses granted by Harvard to Company pursuant to this Agreement or the License Agreement), Harvard’s transfer of Harvard Materials to Company shall not constitute a sale thereof or a grant, option or license under any patent or other rights owned or controlled by Harvard. Unless otherwise agreed to by Harvard in writing, within thirty (30) days after the earlier of completion of the Research or termination of this Agreement, Company shall destroy (or cause to be destroyed) all Harvard Materials in its possession or control.

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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2.6.       Company Materials. During the Research and upon Harvard’s written request, Company may transfer the materials specified in a fully-executed MTR to Harvard, but only to Harvard’s locations in the U.S. (Cambridge, MA) and such other locations as are mutually agreed upon by the Parties. Such materials together with all derivatives and modifications thereof, whether made by Harvard or Company, shall be deemed “Company Materials” for purposes of this Agreement. Company Materials and Harvard Materials together may be described as “Materials.” Company hereby represents and warrants that, as between the Parties, it owns or has all necessary rights to transfer such Company Materials to Harvard for the purposes contemplated by this Agreement and to the extent that Company owns any right, title and interest, including, but not limited to, intellectual property rights, in and to Company Materials, Harvard agrees that Company shall retain all such rights after such transfer. Harvard shall use Company Materials solely for the purpose of performing the Research; provided, however, that Company Materials shall not be used by Harvard in humans or for testing of humans for any purpose until the Parties receive in writing all necessary IRB or other approvals required for the Company Materials to be included in such human tests. Harvard shall not reverse engineer Company Materials or undertake any additional analyses thereof, chemical or biological, including, without limitation, any attempt to determine the composition, formula, structure or properties of Company Materials, without the express written permission of Company. Harvard shall not sell or transfer or export Company Materials to any third person or entity without Company’s prior written consent. Harvard shall comply with all applicable laws and regulations in the use of Company Materials; specifically, it shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce, and Harvard hereby agrees to bear sole responsibility for any violation by Harvard of such laws and regulations. For clarity, Company’s transfer of the Company Materials to Harvard shall not constitute a sale thereof or a grant, option or license under any patent or other rights owned or controlled by Company. Unless otherwise agreed to by Company in writing, within thirty (30) days after the earlier of completion of the Research or termination of this Agreement, Harvard shall destroy (or cause to be destroyed) all Company Materials in its possession or control.

B.	Material Transfer Record. The RCA is hereby amended by adding new Exhibit C — Material Transfer Record, in the form attached hereto as Schedule I.

C.	Research Plan. Exhibit A of the RCA is hereby amended by deleting it in its entirety and replacing it with a revised Exhibit A in the form attached hereto as Schedule II.

II.	Capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the respective meanings ascribed to such terms in the RCA.

III.	Except as expressly amended hereby, all other terms of the Agreement shall remain unchanged and in full force and effect.

IV.	This Amendment No. 1 will be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision.

V.	The Parties may execute this Amendment No. 1 in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Transmission by facsimile or electronic mail of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart. If by electronic mail, the executed Amendment No. 1 must be delivered in a .pdf format.

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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IN WITNESS WHEREOF, each Party has caused this Amendment No. 1 to be executed by its duly authorized representative as of the Amendment No. 1 Effective Date.

President and Fellows of Harvard College	ReWalk Robotics, Ltd.

By:	By:	/s/ Larry Jasinski
Name:	Name:	Larry Jasinski
Title:	Title:	CEO

I, the undersigned, hereby confirm that I have read the Research Plan included in Amendment No. 1, that its contents are acceptable to me and that I will act in accordance with its terms.

/s/ Conor J. Walsh, Ph.D.

Conor J. Walsh, Ph.D.

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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SCHEDULE I

Exhibit C

Material Transfer Record

The Parties contemplate that the Materials transferred hereunder will be components of an Exosuit prototype. Company will transfer to the Harvard Principal Investigator the Company Materials set forth below; and/or Harvard will transfer to Company the Harvard Materials set forth below.

This Material Transfer Record form shall be used as the record of all such Material transfers, whether from Company to Harvard, from Harvard to Company.

Please fill out all the fields of this form and provide a fully executed copy to Harvard University Office of Technology Development or [Company representative], before any Material transfer.

1.	Transfer Date:	[INSERT]
2.	Supplying Party:	[INSERT PRINCIPAL INVESTIGATOR NAME & AFFILIATION]
3.	Recipient:	[INSERT PRINCIPAL INVESTIGATOR NAME & AFFILIATION]
4.	Research Year/Aim:	[INSERT]
5.	Material

[INSERT DESCRIPTION, including source]

6.           Special Instructions

[X]         [LIST]

7.           These Materials shall be treated as Confidential Information of the Supplying Party [    ] until the Recipient is notified in writing by the Supplying Party that the Materials are no longer deemed Confidential Information.

8.           The following terms and conditions and/or restrictions apply to the use of the Materials listed in this MTR for the performance of the Research:

[INSERT DESCRIPTION]

Use of the above-listed Materials shall be subject to the terms and conditions of the Research Collaboration Agreement, dated May 16, 2016, by and between President and Fellows of Harvard College and ReWalk Robotics, Ltd. (the “RCA”), and this Material Transfer Record shall be (and shall be deemed to be) attached thereto and incorporated by reference therein.

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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The transfer and receipt of the above-listed Material pursuant to the terms and conditions set forth herein and in the RCA is acknowledged and approved by:

{SUPPLYING PARTY}		{RECIPIENT}

BY:	{Authorized Signatory}	BY:	{Authorized Signatory}
NAME:		NAME:
TITLE:		TITLE:
DATE:		DATE:

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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SCHEDULE II

Exhibit A

Research Plan

Aim:	Harvard expects to perform research to support Company’s development of both stroke and multiple sclerosis (“MS”) specific Soft Exosuits as follows:

[**]

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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[**]

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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[**]

Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [**].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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